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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2005

                          EDAC TECHNOLOGIES CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

         Wisconsin                       0-14275                 39-1515599
         ---------                       -------                 ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                  1806 New Britain Avenue, Farmington, CT 06032
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 860-677-2603

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The text set forth below under Item 2.03 is incorporated into this Item by this reference.

SECTION 2--FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On January 3, 2005, we, along with our subsidiaries Apex Machine Tool Company, Inc. and Gros-Ite Industries Inc., entered into a Credit Agreement with Banknorth, N.A., pursuant to which we refinanced all of our loan facilities with our former primary lender with financing from Banknorth. The Credit Agreement provides for a new credit facility which includes a revolving line of credit in an amount up to $5,000,000, a term loan of $5,000,000 and an equipment line of credit in the amount of up to $1,500,000. The revolving line of credit is limited to an amount determined by a formula based on percentages of our receivables and inventory and bears interest at the rate of the lender's prime lending rate plus 1% adjusted daily. The term loan is payable in 60 monthly payments of $97,560 including interest at 6.3%. The equipment line of credit will provide advances to purchase eligible equipment and bears interest at the rate of the lender's prime lending rate plus 1% adjusted daily. The equipment line of credit will convert to a term note on July 31, 2005, with monthly payments of principal and interest in an amount to amortize the then existing principal balance in 60 equal monthly payments including interest at the then FHLBB 5 year Regular Amortizing Advance Rate plus 2.5%.

On January 3, 2005, we borrowed the full amount of the $5 million term note and $776,000 on the revolving line of credit to pay the former primary lender in full and closing fees.

In connection with the Credit Agreement, we also entered into a Security Agreement with Banknorth, pursuant to which we and our subsidiaries, Apex Machine Tool and Gros-Ite Industries, have granted to Banknorth a first priority security interest in accounts receivable, inventory, equipment and other assets. We also entered into Open-End Mortgage Deeds pursuant to which we granted security to Banknorth in the form of real property, and we entered into a Borrower's Environmental Indemnification.

The Credit Agreement contains customary affirmative, negative and financial covenants including financial covenants that require the maintenance of leverage and debt service coverage ratios and prohibits the payment of distributions with respect to equity interests.

Our obligations under the Credit Agreement are guaranteed by our subsidiaries, Apex Machine Tool and Gros-Ite Industries.

The new loan facility contains customary events of default including certain change of control and management change events. Upon the occurrence of an event of default, the outstanding

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obligations under the credit facility may be accelerated and become due and payable immediately.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

 The following exhibits are included herewith:

Exhibit No.         Description
-----------         -----------
99.1                Credit Agreement dated as of January 3, 2005 by and among
                    EDAC, Apex, Gros-Ite and Banknorth, N.A.

99.2 Security Agreement dated as of January 3, 2005 by and among EDAC, Apex, Gros-Ite and Banknorth, N.A.

99.3 Open-End Mortgage Deed dated as of January 3, 2005 by and between EDAC and Banknorth, N.A.

99.4 Open-End Mortgage Deed dated as of January 3, 2005 by and between Apex and Banknorth, N.A.

99.5                Borrower's Environmental Indemnification dated as of January
                    3, 2005 by and among EDAC, Gros-Ite, Apex and Banknorth,
                    N.A.

99.6 Revolving Credit Note dated as of January 3, 2005 by and among EDAC, Gros-Ite, Apex and Banknorth, N.A.

99.7                Term Loan Note dated as of January 3, 2005 by and among
                    EDAC, Gros-Ite, Apex and Banknorth, N.A.

99.8                Equipment Loan Note dated as of January 3, 2005 by and among
                    EDAC, Gros-Ite, Apex and Banknorth, N.A.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EDAC TECHNOLOGIES CORPORATION

Date: January 6, 2005                    By: /s/ Glenn L. Purple
                                             ----------------------------
                                             Vice President-Finance and Chief
                                             Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Credit Agreement dated as of January 3, 2005 by and among
                    EDAC, Apex Machine Tool Company, Inc., Gros-Ite Industries,
                    Inc. and Banknorth, N.A.

99.2 Security Agreement dated as of January 3, 2005 by and among EDAC, Apex Machine Tool Company, Inc., Gros-Ite Industries,
                    Inc. and Banknorth, N.A.

99.3 Open-End Mortgage Deed dated as of January 3, 2005 by and between EDAC and Banknorth, N.A.

99.4 Open-End Mortgage Deed dated as of January 3, 2005 by and between Apex and Banknorth, N.A.

99.5                Borrower's Environmental Indemnification dated as of January
                    3, 2005 by and among EDAC, Gros-Ite, Apex and Banknorth,
                    N.A.

99.6 Revolving Credit Note dated as of January 3, 2005 by and among EDAC, Gros-Ite, Apex and Banknorth, N.A.

99.7                Term Loan Note dated as of January 3, 2005 by and among
                    EDAC, Gros-Ite, Apex and Banknorth, N.A.

99.8                Equipment Loan Note dated as of January 3, 2005 by and among
                    EDAC, Gros-Ite, Apex and Banknorth, N.A.